Exhibit 99.1
Effective for the third quarter of 2026, M&T Bank Corporation will make certain changes and reclassifications to the presentation of its Consolidated Statement of Income, its Consolidated Balance Sheet and its Average Balance Sheet and Taxable-equivalent Rates disclosures. The following unaudited supplemental historical financial information reflects these changes and reclassifications, which have been applied retrospectively to all periods presented. This information is being provided for illustrative purposes only.

Unaudited Supplemental Historical Consolidated Statement of Income Information

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in millions)	2026	2026	2025	2025	2025	2025
Interest income	$2,620	$2,536	$2,637	$2,680	$2,609	$2,560
Interest expense	828	784	858	919	896	865
Net interest income	1,792	1,752	1,779	1,761	1,713	1,695
Provision for credit losses	120	140	125	125	125	130
Net interest income after provision for credit losses	1,672	1,612	1,654	1,636	1,588	1,565
Other income:
Trust and investment services income	235	219	220	217	216	210
Mortgage banking revenues	127	127	155	147	130	118
Service charges on deposit accounts	107	106	105	105	102	100
Card revenues	89	78	87	90	91	76
Letter of credit and credit-related fees	44	42	47	45	44	43
Capital markets and advisory revenues	41	36	31	35	33	21
Gain (loss) on bank investment securities	2	4	1	1	—	—
Other revenues from operations	95	77	50	112	67	43
Total other income	740	689	696	752	683	611
Other expense:
Salaries and employee benefits	826	914	809	833	813	887
Outside data processing and software	154	144	146	138	138	136
Equipment and net occupancy	129	133	134	129	130	132
Professional and other services	89	93	105	81	86	84
FDIC assessments	18	23	(8)	13	22	23
Advertising and marketing	27	21	32	23	25	22
Amortization of core deposit and other intangible assets	7	9	10	10	9	13
Other costs of operations	99	101	151	136	113	118
Total other expense	1,349	1,438	1,379	1,363	1,336	1,415
Income before taxes	1,063	863	971	1,025	935	761
Income taxes	245	199	212	233	219	177
Net income	$818	$664	$759	$792	$716	$584

Exhibit 99.1
Unaudited Supplemental Historical Consolidated Statement of Income Information

	Six Months Ended		Nine Months Ended	Year Ended
	June 30,	June 30,	September 30,	December 31,	December 31,
(Dollars in millions)	2026	2025	2025	2025	2024
Interest income	$5,156	$5,169	$7,849	$10,486	$11,026
Interest expense	1,612	1,761	2,680	3,538	4,174
Net interest income	3,544	3,408	5,169	6,948	6,852
Provision for credit losses	260	255	380	505	610
Net interest income after provision for credit losses	3,284	3,153	4,789	6,443	6,242
Other income:
Trust and investment services income	454	426	643	863	806
Mortgage banking revenues	254	248	395	550	436
Service charges on deposit accounts	213	202	307	412	375
Card revenues	167	167	257	344	331
Letter of credit and credit-related fees	86	87	132	179	164
Capital markets and advisory revenues	77	54	89	120	84
Gain (loss) on bank investment securities	6	—	1	2	10
Other revenues from operations	172	110	222	272	221
Total other income	1,429	1,294	2,046	2,742	2,427
Other expense:
Salaries and employee benefits	1,740	1,700	2,533	3,342	3,162
Outside data processing and software	298	274	412	558	492
Equipment and net occupancy	262	262	391	525	512
Professional and other services	182	170	251	356	344
FDIC assessments	41	45	58	50	146
Advertising and marketing	48	47	70	102	104
Amortization of core deposit and other intangible assets	16	22	32	42	53
Other costs of operations	200	231	367	518	546
Total other expense	2,787	2,751	4,114	5,493	5,359
Income before taxes	1,926	1,696	2,721	3,692	3,310
Income taxes	444	396	629	841	722
Net income	$1,482	$1,300	$2,092	$2,851	$2,588

Exhibit 99.1
Unaudited Supplemental Historical Other Revenues from Operations

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in millions)	2026	2026	2025	2025	2025	2025
Bank owned life insurance revenue	$20	$18	$19	$21	$17	$18
Equipment operating lease income	11	11	11	12	14	11
BLG income	47	33	—	20	—	—
Earnout payment related to 2023 sale of Collective Investment Trust business	—	—	—	28	—	—
Gain on sale of out-of-footprint loan portfolio	—	—	—	—	15	—
Gain on sale of institutional services subsidiary	—	—	—	—	10	—
Other	17	15	20	31	11	14
Total other revenues from operations	$95	$77	$50	$112	$67	$43

	Six Months Ended		Nine Months Ended	Year Ended
	June 30,	June 30,	September 30,	December 31,	December 31,
(Dollars in millions)	2026	2025	2025	2025	2024
Bank owned life insurance revenue	$38	$35	$56	$75	$65
Equipment operating lease income	22	25	37	48	44
BLG income	80	—	20	20	48
Earnout payment related to 2023 sale of Collective Investment Trust business	—	—	28	28	—
Gain on sale of out-of-footprint loan portfolio	—	15	15	15	—
Gain on sale of institutional services subsidiary	—	10	10	10	—
Other	32	25	56	76	64
Total other revenues from operations	$172	$110	$222	$272	$221

Exhibit 99.1
Unaudited Supplemental Historical Consolidated Balance Sheet Information

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in millions)	2026	2026	2025	2025	2025	2025	2024
ASSETS
Cash and due from banks	$1,939	$1,903	$1,701	$1,950	$2,128	$2,109	$1,909
Interest-bearing deposits at banks	15,499	14,445	17,068	16,751	19,297	20,656	18,873
Investment securities	38,374	38,621	36,649	36,864	35,568	35,137	34,051
Loans held for sale	663	861	1,067	629	625	1,140	566
Loans:
Commercial and industrial	65,995	65,216	63,406	61,863	61,642	60,520	61,436
Real estate - commercial	24,233	22,986	23,335	23,768	24,182	24,982	26,454
Real estate - residential	25,128	24,530	24,433	24,335	23,895	23,105	22,955
Consumer	27,174	26,321	26,461	26,379	25,772	24,827	24,170
Total loans	142,530	139,053	137,635	136,345	135,491	133,434	135,015
Allowance for loan losses	(2,176)	(2,136)	(2,116)	(2,161)	(2,197)	(2,200)	(2,184)
Net loans	140,354	136,917	135,519	134,184	133,294	131,234	132,831
Goodwill	8,465	8,465	8,465	8,465	8,465	8,465	8,465
Core deposit and other intangible assets	48	55	64	74	84	93	94
Other assets	13,919	13,469	12,977	12,360	12,123	11,487	11,316
Total assets	$219,261	$214,736	$213,510	$211,277	$211,584	$210,321	$208,105

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$48,295	$45,892	$46,509	$44,994	$47,485	$49,051	$46,020
Interest-bearing deposits	120,590	117,849	120,400	118,432	116,968	116,358	115,075
Total deposits	168,885	163,741	166,909	163,426	164,453	165,409	161,095
Short-term borrowings	4,614	7,851	2,149	2,059	2,071	1,573	1,060
Long-term borrowings	13,568	11,175	10,911	12,928	12,380	10,496	12,605
Accrued interest and other liabilities	4,248	3,997	4,364	4,136	4,155	3,852	4,318
Total liabilities	191,315	186,764	184,333	182,549	183,059	181,330	179,078
Shareholders' equity:
Preferred	2,434	2,434	2,834	2,394	2,394	2,394	2,394
Common	25,512	25,538	26,343	26,334	26,131	26,597	26,633
Total shareholders' equity	27,946	27,972	29,177	28,728	28,525	28,991	29,027
Total liabilities and shareholders' equity	$219,261	$214,736	$213,510	$211,277	$211,584	$210,321	$208,105

LOAN RATIOS
Allowance for loan losses to total loans	1.53%	1.54%	1.54%	1.59%	1.62%	1.65%	1.62%
Nonaccrual loans to total loans	.85	.89	.91	1.11	1.16	1.15	1.25

Exhibit 99.1
In conjunction with the implementation of a new general ledger platform during the second quarter of 2026, the Company modified its methodology for calculating annualized taxable-equivalent rates for certain earning assets and interest-bearing liabilities, including certain average deposit balances. Previously reported amounts have been adjusted to conform to the current presentation.
Unaudited Supplemental Historical Average Balance Sheet and Taxable-equivalent Rates Information

	Three Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		March 31,
	2026		2026		2025		2025		2025		2025
(Dollars in millions)	Balance	Rate	Balance	Rate	Balance	Rate	Balance	Rate	Balance	Rate	Balance	Rate
ASSETS
Interest-bearing deposits at banks	$15,061	3.72%	$16,231	3.71%	$17,964	3.98%	$17,739	4.43%	$19,698	4.47%	$19,695	4.48%
Investment securities	38,728	4.29	37,845	4.22	36,705	4.19	36,559	4.15	35,335	3.80	34,480	3.97
Loans held for sale	777	5.50	1,002	5.39	1,058	5.52	637	5.85	1,096	8.12	505	5.69
Loans:
Commercial and industrial	65,883	6.00	63,622	6.00	62,190	6.22	61,687	6.45	60,991	6.40	61,018	6.36
Real estate - commercial	23,221	6.29	23,025	6.14	23,507	6.32	23,982	6.45	24,473	6.32	25,966	6.26
Real estate - residential	24,827	4.63	24,468	4.54	24,368	4.57	24,122	4.57	23,493	4.50	23,003	4.43
Consumer	26,719	6.46	26,306	6.48	26,477	6.58	26,099	6.60	25,354	6.57	24,352	6.57
Total loans	140,650	5.89	137,421	5.85	136,542	6.01	135,890	6.15	134,311	6.09	134,339	6.05
Other	—	—	95	3.49	97	3.40	95	3.45	95	3.47	97	3.47
Total earning assets	195,216	5.40	192,594	5.35	192,366	5.47	190,920	5.60	190,535	5.51	189,116	5.50
Goodwill	8,465		8,465		8,465		8,465		8,465		8,465
Core deposit and other intangible assets	51		59		69		79		89		92
Other assets	12,800		12,710		11,991		11,589		11,172		10,648
Total assets	$216,532		$213,828		$212,891		$211,053		$210,261		$208,321

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
Savings and interest-checking deposits	$105,752	1.81%	$106,570	1.84%	$107,257	2.04%	$104,630	2.23%	$103,934	2.24%	$101,536	2.20%
Time deposits	13,808	3.02	13,059	3.02	13,499	3.20	13,890	3.40	14,171	3.48	14,107	3.57
Total interest-bearing deposits	119,560	1.95	119,629	1.97	120,756	2.17	118,520	2.36	118,105	2.39	115,643	2.37
Short-term borrowings	8,016	3.86	5,695	3.86	2,064	4.21	2,844	4.50	3,327	4.49	2,869	4.52
Long-term borrowings	12,778	5.33	11,064	5.41	12,555	5.56	12,789	5.64	10,936	5.70	11,285	5.58
Total interest-bearing liabilities	140,354	2.36	136,388	2.32	135,375	2.52	134,153	2.72	132,368	2.71	129,797	2.70
Noninterest-bearing deposits	43,964		44,547		44,184		44,056		45,153		45,436
Other liabilities	4,275		4,245		4,362		4,261		4,074		4,090
Total liabilities	188,593		185,180		183,921		182,470		181,595		179,323
Shareholders' equity	27,939		28,648		28,970		28,583		28,666		28,998
Total liabilities and shareholders' equity	$216,532		$213,828		$212,891		$211,053		$210,261		$208,321
Net interest spread		3.04		3.03		2.95		2.88		2.80		2.80
Contribution of interest-free funds		.66		.67		.75		.81		.82		.85
Net interest margin		3.70%		3.70%		3.70%		3.69%		3.62%		3.65%

Exhibit 99.1

Unaudited Supplemental Historical Average Balance Sheet and Taxable-equivalent Rates Information

	Six Months Ended				Nine Months Ended		Year Ended
	June 30,		June 30,		September 30,		December 31,
	2026		2025		2025		2025		2024
(Dollars in millions)	Balance	Rate	Balance	Rate	Balance	Rate	Balance	Rate	Balance	Rate
ASSETS
Interest-bearing deposits at banks	$15,642	3.72%	$19,697	4.48%	$19,037	4.46%	$18,767	4.35%	$27,244	5.33%
Investment securities	38,289	4.25	34,909	3.88	35,466	3.98	35,778	4.03	30,755	3.64
Loans held for sale	888	5.44	805	7.38	750	6.92	828	6.47	637	6.05
Loans:
Commercial and industrial	64,759	6.00	61,004	6.38	61,234	6.41	61,475	6.36	58,821	6.89
Real estate - commercial	23,124	6.21	25,213	6.29	24,796	6.34	24,471	6.34	29,885	6.43
Real estate - residential	24,648	4.59	23,249	4.46	23,543	4.50	23,751	4.52	22,855	4.34
Consumer	26,514	6.47	24,856	6.57	25,275	6.58	25,578	6.58	22,519	6.63
Total loans	139,045	5.87	134,322	6.07	134,848	6.09	135,275	6.07	134,080	6.31
Other	47	—	96	3.47	96	3.46	96	3.45	102	3.42
Total earning assets	193,911	5.38	189,829	5.51	190,197	5.54	190,744	5.52	192,818	5.74
Goodwill	8,465		8,465		8,465		8,465		8,465
Core deposit and other intangible assets	55		90		86		82		120
Other assets	12,755		10,912		11,141		11,354		9,817
Total assets	$215,186		$209,296		$209,889		$210,645		$211,220

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
Savings and interest-checking deposits	$106,159	1.82%	$102,741	2.22%	$103,378	2.22%	$104,356	2.18%	$97,788	2.57%
Time deposits	13,435	3.02	14,140	3.52	14,056	3.48	13,915	3.41	18,126	4.31
Total interest-bearing deposits	119,594	1.96	116,881	2.38	117,434	2.37	118,271	2.32	115,914	2.84
Short-term borrowings	6,862	3.86	3,100	4.51	3,013	4.50	2,774	4.45	4,440	5.45
Long-term borrowings	11,926	5.37	11,109	5.64	11,675	5.64	11,897	5.61	11,083	5.76
Total interest-bearing liabilities	138,382	2.35	131,090	2.70	132,122	2.71	132,942	2.66	131,437	3.17
Noninterest-bearing deposits	44,254		45,294		44,877		44,702		47,260
Other liabilities	4,259		4,081		4,142		4,197		4,471
Total liabilities	186,895		180,465		181,141		181,841		183,168
Shareholders' equity	28,291		28,831		28,748		28,804		28,052
Total liabilities and shareholders' equity	$215,186		$209,296		$209,889		$210,645		$211,220
Net interest spread		3.03		2.81		2.83		2.86		2.57
Contribution of interest-free funds		.67		.83		.82		.81		1.01
Net interest margin		3.70%		3.64%		3.65%		3.67%		3.58%